UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): October 2, 2012

ALTA MESA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400
Houston, Texas, 77094
(Address of principal executive offices)

(281) 530-0991
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On October 2, 2012, Alta Mesa Holdings, LP (the “Company”) announced that it and its wholly-owned subsidiary Alta Mesa Finance Services Corp. proposed to offer, through a private placement, $100,000,000 aggregate principal amount of senior notes due 2018, subject to market and other conditions.  The full text of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

On October 3, 2012, the Company issued a press release announcing the pricing of the private placement of $150,000,000 aggregate principal amount of senior notes due 2018, which was upsized from the previously announced $100,000,000. The full text of the press release is furnished herewith as Exhibit 99.2, and is incorporated herein by reference.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibits 99.1 and 99.2 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits  (furnished solely for purposes of Item 7.01 of this Form 8-K).

Exhibit Number	Title of Document

99.1	Press Release dated October 2, 2012 announcing the offering.
99.2	Press Release dated October 3, 2012 announcing pricing of the offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

October 3, 2012	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief
Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document

99.1	Press Release dated October 2, 2012 announcing the offering.
99.2	Press Release dated October 3, 2012 announcing pricing of the offering.